Vessels, net	12 Months Ended
Dec. 31, 2017
Vessels, net [Abstract]
Vessels, net

5. Vessels, net

The amounts in the consolidated statement of financial position are analysed as follows:

	Vessels cost	Vessels depreciation	Dry docking costs	Depreciation of dry docking costs	Net Book Value
Balance at January 1, 2016	198,803	(90,086)	3,976	(2,618)	110,075
Additions/ (Dry Docking Component)	-	-	478	-	478
Sale of subsidiary	(19,647)	7,200	(600)	276	(12,771)
Depreciation and amortization	-	(4,985)	-	(1,005)	(5,990)
Balance at December 31, 2016	179,156	(87,871)	3,854	(3,347)	91,792
Additions/ (Dry Docking Component)	245	-	976	-	1,221
Depreciation and amortization	-	(4,831)	-	(862)	(5,693)
Balance at December 31, 2017	179,401	(92,702)	4,830	(4,209)	87,320

For the purpose of the consolidated statement of comprehensive loss, depreciation, as stated in the income statement component, comprises the following:

	For the year ended December 31,
	2017	2016	2015
Vessels depreciation	4,831	4,985	6,047
Depreciation on office furniture and equipment	23	29	38
Total	4,854	5,014	6,085

The Company’s vessels have been pledged as collateral to secure the bank loans discussed in note 12.

Impairment of non-financial assets: As of December 31, 2017, the Company performed an assessment on whether there is an indication that a vessel may be impaired. Discounted future cash flows for each vessel were determined and compared to the vessel’s carrying value. The projected net discounted future cash flows for the first three years were determined by considering an estimated daily time charter equivalent based on the most recent blended (for modern and older vessels) FFA (i.e. Forward Freight Agreements) time charter rate for the remaining year of 2018, 2019 and 2020, respectively, for each type of vessel. For the remaining useful life of the vessels, the Company used the historical ten-year blended average one-year time charter rates substituting for the years 2008 and 2016 that were considered as extreme values, with the years 2005 and 2006. The rates were adjusted assuming an annual growth rate of 1.7% as published by the International Monetary Fund, net of commissions. Expected outflows for scheduled vessels maintenance were taken into consideration as well as vessel operating expenses assuming an average annual inflation rate of approximately 3.7% every two years. The average time charter rates used were in line with the overall chartering strategy, especially in periods/years of depressed charter rates; reflecting the full operating history of vessels of the same type and particulars with the Company’s operating fleet (Supramax and Panamax vessels with a deadweight (“dwt”) of over 50,000 and 70,000, respectively) and they covered at least one full business cycle. The average annual inflation rate applied on vessels’ maintenance and operating costs approximated current projections for global inflation rate for the remaining useful life of the Company’s vessels. Effective fleet utilization was assumed at 90% (including ballast days), taking into account the period(s) each vessel is expected to undergo her scheduled maintenance (dry-docking and special surveys), as well as an estimate of the period(s) needed for finding suitable employment and off-hire for reasons other than scheduled maintenance, assumptions in line with the Company’s expectations for future fleet utilization under the current fleet deployment strategy.

As of December 31, 2017 and 2016, no impairment loss was recognized as the vessels’ recoverable amounts exceeded their carrying amounts. In July 2015, m/v Tiara Globe was sold and the Company recognized an impairment loss of $7,745. As of December 31, 2015, the Company concluded that the recoverable amount of m/v Energy Globe was lower than its carrying amount and recognized an impairment loss of $12,399.

	Impairment loss
	For the year ended December 31,
Vessels	2017	2016	2015
m/v Tiara Globe	-	-	(7,745)
m/v Energy Globe	-	-	(12,399)
Impairment loss	-	-	(20,144)